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                                  EXHIBIT 21

                           CNB FINANCIAL CORPORATION

                Form 10-K For The Year Ended December 31, 1998

                        Subsidiaries of the Registrant

                                                   Jurisdiction of Incorporation
          Name                                             or Organization
          ----                                     -----------------------------

County National Bank                               National Banking Association
                                                   Incorporated in Pennsylvania

CNB Investment Corporation                         Investment Holding Company
                                                   Incorporated in Delaware